SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2002


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


        Pennsylvania                  1-11459                     23-2758192
        ------------                  -------                     ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 9. REGULATION FD DISCLOSURE

     On October 17, 2002, PPL Corporation issued a press release announcing its results for the third quarter of 2002 and reaffirming its forecasts of earnings from core operations. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 - Press Release, dated October 17, 2002, announcing PPL Corporation's results for the third quarter of 2002 and reaffirming its forecasts of earnings from core operations.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PPL CORPORATION


                                    By: /s/ James E. Abel
                                        --------------------------------------
                                        James E. Abel
                                        Vice President - Finance and Treasurer


Dated: October 18, 2002